UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2024

The Duckhorn Portfolio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40240	81-3866305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Dowdell Lane

Saint Helena, CA 94574

(Address of principal executive offices) (Zip Code)

(707) 302-2658

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NAPA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on October 6, 2024, The Duckhorn Portfolio, Inc., a Delaware corporation (the “Company” or “Duckhorn”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Marlee Buyer, Inc., a Delaware corporation (“Parent”), and Marlee Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are each affiliates of investment funds managed by Butterfly Equity LP (“Butterfly”). On December 24, 2024, Merger Sub merged with and into the Company (the “Merger”) on the terms and conditions set forth in the Merger Agreement, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

Item 1.01	Entry into a Material Definitive Agreement.

Concurrently with the closing of the Merger, on December 24, 2024, Parent, as the borrower, Marlee Parent, Inc., a Delaware corporation, as holdings, and the Company, as a guarantor, entered into that certain credit agreement with American AgCredit, PCA, as administrative agent, collateral agent and letter of credit issuer, each additional borrower party thereto from time to time, each other guarantor party thereto from time to time, each lender from time to time party thereto and each other letter of credit issuer from time to time party thereto (the “Credit Agreement”), which provides for (i) an initial term loan facility in an aggregate principal amount equal to $900,000,000 and (ii) a revolving commitments facility in an aggregate principal amount equal to $300,000,000 (which includes a letter of credit sub-facility in an aggregate principal amount of $15,000,000). Certain of Parent’s subsidiaries (including the Company) are guarantors under the Credit Agreement. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrower and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of the respective types provided for therein.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on December 24, 2024, Duckhorn repaid in full the obligations then owed under the Amended and Restated First Lien Loan and Security Agreement, dated November 4, 2022, by and among Selway Wine Company, a wholly owned subsidiary of the Company (“Selway”), Mallard Buyer Corp., a wholly owned subsidiary of the Company, certain other subsidiaries of the Company, collectively as borrowers, certain financial institutions party thereto, as lenders, and BMO Harris Bank N.A. (as successor in interest to Bank of the West), as administrative agent and collateral agent (as amended from time to time, the “Loan Agreement”), and upon the receipt of such payment by the lenders party thereto, as applicable, all obligations under the Loan Agreement and related collateral documents, other than certain continuing indemnity obligations and other obligations which, by the express terms of the Loan Agreement and related ancillary documents, survive the termination of the Loan Agreement, were terminated and all security interests in the collateral securing the loans were released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock (i) held in the treasury of the Company or owned by the Company or any direct or indirect wholly owned subsidiary of the Company immediately prior to the Effective Time, (ii) owned by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub immediately prior to the Effective Time or (iii) held or owned by stockholders who have not voted in favor of the Merger and who have demanded, properly in writing, appraisal for such shares of Company Common Stock in accordance with Section 262 of the General Corporation Law of the State of Delaware (collectively, the “Excluded Shares”)), was converted into the right to receive an amount in cash equal to $11.10, without interest (the “Merger Consideration”), and as of the Effective Time, all such shares are no longer outstanding and were automatically cancelled.

Pursuant to the Merger Agreement, at the Effective Time, each option to purchase shares of Common Stock outstanding on the date of the Merger Agreement other than any option to purchase shares granted in September 2024 and October 2024 had their vesting terms accelerated by six months. After reflecting such partial acceleration, each option to purchase shares of Common Stock that was vested in accordance with its terms and outstanding as of immediately prior to the Effective Time (each, a “Vested Company Option”) was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (A) the Merger Consideration over (B) the per-share exercise price for such Vested Company Option, by (y) the total number of shares of Common Stock underlying such Vested Company Option, subject to applicable withholding taxes. As a result, if the exercise price per share of Common Stock of such Vested Company Option was equal to or greater than the Merger Consideration, such Vested Company Option was cancelled without any cash payment or other consideration being made in respect thereof. Each option to purchase shares of Common Stock that was not vested and was outstanding as of immediately prior to the Effective Time (each, an “Unvested Company Option”) was converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (A) the Merger Consideration over (B) the per-share exercise price for such Unvested Company Option, by (y) the total number of shares of Common Stock underlying such Unvested Company Option (each, a “Converted Option Cash Award”). As a result, if the exercise price per share of Common Stock of such Unvested Company Option was equal to or greater than the Merger Consideration, such Unvested Company Option was cancelled without any cash payment or other consideration being made in respect thereof. The amount of the Converted Cash Award, subject to certain exceptions, will vest and becomes payable at the same time as the Unvested Company Option from which such resulting amount was converted would have vested and been payable pursuant to its terms and generally remains subject to the same terms and conditions as were applicable to the Unvested Company Option(s) immediately prior to the Effective Time, except that the vesting of any Converted Option Cash Award will accelerate in the event the holder’s employment is terminated by the Company without cause.

Pursuant to the Merger Agreement, at the Effective Time, each restricted stock unit of the Company outstanding on the date of the Merger Agreement other than any restricted stock unit granted in September 2024 and October 2024 had their vesting terms accelerated by six months. After reflecting such partial acceleration, as of the Effective Time, each restricted stock unit and performance stock unit of the Company that that was outstanding as of immediately prior to the Effective Time and vested in accordance with its terms as of the Effective Time (each, a “Vested Company RSU”) was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Common Stock underlying such Vested Company RSU, by (y) the Merger Consideration, subject to applicable withholding taxes. Each restricted stock unit of the Company that was not a Vested Company RSU (each, an “Unvested Company RSU”) and was outstanding as of immediately prior to the Effective Time was converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Common Stock underlying such Unvested Company RSU, by (y) the Merger Consideration (each, a “Converted RSU Cash Award”), which resulting amount, subject to certain exceptions, will vest and become payable at the same time as the Unvested Company RSU from which such resulting amount was converted would have vested and been payable pursuant to its terms and otherwise remains subject to the same terms and conditions as were applicable to such awards immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the payment of the resulting amounts paid in respect of such Unvested Company RSUs), except that the vesting of any Converted RSU Cash Award will accelerate in the event the holder’s employment is terminated by the Company without cause.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was included as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on October 7, 2024 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified representatives of the New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested that NYSE delist the Company Common Shares. As a result, shares of Company Common Shares ceased to trade prior to market open on December 24, 2024, and became eligible for delisting from NYSE and termination of registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has requested that NYSE file with the SEC a Notification of Removal From Listing and Registration on Form 25 to delist the Company Common Shares from NYSE under Section 12(b) of the Exchange Act on December 24, 2024. After the Form 25 becomes effective, the Surviving Corporation intends to file a Form 15 with the SEC to terminate the registration of the Company Common Shares under Section 12(g) of the Exchange Act and suspend its reporting obligations with the SEC under Sections 13 and 15(d) of the Exchange Act.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, at the Effective Time, holders of shares of Company Common Shares (other than Excluded Shares), Vested Company Options, Unvested Company Options, Vested Company RSUs and Unvested Company RSUs ceased to have any rights in connection with their holding of such securities (other than their right to receive (a) with respect to Company Common Shares, the Merger Consideration, as described in Item 2.01, and (b) with respect to Vested Company Options, Unvested Company Options, Vested Company RSUs and Unvested Company RSUs, the consideration described in Item 2.01).

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total equity value of the transaction was approximately $1.6 billion. The funds used by Parent to consummate the Merger and complete the related transactions came from equity contributions made by certain investment funds managed by Butterfly and proceeds received in connection with debt financing arrangements described in Item 1.01 of this Current Report on Form 8-K.

The information set forth in the Introductory Note and the information set forth under Items 1.01, 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, effective as of the Effective Time, Deirdre Mahlan, Dave Burwick, Daniel Costello, Charles Esserman, Marshall Farrer, Michelle Gloeckler, Adriel Lares, James O’Hara and Tim Nall ceased to be members of the Company’s Board of Directors or any committee thereof.

Effective as of the Effective Time, Deirdre Mahlan, Sean Sullivan, Jennifer Fall Jung, Zach Rasmuson and Pete Przybylinski who were officers of the Company immediately prior to the Merger, will continue to be officers of the Company. Further, effective as of the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation and (ii) the officers of the Merger Sub immediately prior to the Effective Time became the officers of the Surviving Corporation, in each case, until the earlier of his or her death, resignation, or removal, or until his or her successor is duly elected and qualified in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

Effective as of the Effective Time, the Company terminated the Company’s 2021 Equity Incentive Plan and the Company’s 2021 Employee Stock Purchase Plan.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company, each as in effect immediately prior to the Effective Time were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 8.01	Other Events

On December 24, 2024, the Company and Parent issued a joint press release announcing the closing of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated October 6, 2024, by and among Parent, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 7, 2024).

3.1	Fourth Amended and Restated Certificate of Incorporation of the Company.

3.2	Third Amended and Restated Bylaws of the Company.

99.1	Joint Press Release, dated December 24, 2024.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2024

The Duckhorn Portfolio, Inc.

By:	/s/ Sean Sullivan
Name:	Sean Sullivan
Title:	Executive Vice President, Chief Strategy and Legal Officer